SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): APRIL 22, 2003
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


            504 Beebe Ct., Frderick, Maryland                   21703
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
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ITEM 5.     OTHER EVENTS.
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     On April 22, 2003 the Registrant issued a press release detailing its intent to be a "certificate only" issuer and opt out of participating in the Depository Trust & Clearing Corporation (DTC) stock holding system.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
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(c)        Exhibit.

99.1       The Registrant's Press Release dated April 22, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: April 22, 2003                     /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer




                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page Number
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99.1            The Registrant's Press Release               3
                dated April 22, 2003



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